United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 7, 2022

Date of Report (Date of earliest event reported)

JATT Acquisition Corp

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40598	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 309, Ugland House Grand Cayman, Cayman Islands	E9 KY1-1104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7706 732212

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	JATT	The New York Stock Exchange
Warrants	JATT WS	The New York Stock Exchange
Units	JATT U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 - Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 7, 2022, the audit committee of the board of directors of JATT Acquisition Corp. (the “Company”) concluded that its unaudited interim financial statements as of September 30, 2021 included in a Quarterly Report on Form 10-Q should be restated to account for the sale and transfer of limited partnership interests in our sponsor JATT Ventures, L.P., resulting in an indirect economic interest in Class B common stock and private placement warrants by the anchor investors (the “Anchor Investors”) at the time of its initial public offering (“Initial Public Offering”) on July 16, 2021.

In accordance with SEC Staff Accounting Bulletin No. 99, “Materiality,” and SEC Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” the Company evaluated the changes and has determined that the related impact was material to the previously issued unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 19, 2021 (the “Affected Financial Statements”) and such Affected Financial Statements should no longer be relied upon. Therefore, the Company, in consultation with its Audit Committee, concluded that its Affected Financial Statements should be restated to report the additional offering costs allocated to derivative warrant liabilities on its statement of operations as well the excess fair value over consideration of the limited partnership interests sold and transferred to the Anchor Investors in the statement of changes in stockholders’ deficit, including disclosure of this transaction in the notes to the financial statements.

Therefore, the September 30, 2021 quarterly financial statements included in the Company's Form 10-Qs, as filed with the SEC on November 19, 2021, should no longer be relied upon because the Anchor Investors incentives were not properly accounted for and disclosed. As a result of the foregoing, the Company’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the restatement. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures for such periods were not effective solely as a result of the foregoing.

The Company will be filing its audited financial statements as of December 31, 2021 in its Annual Report on Form 10-K, which will include the correct accounting and disclosures related to the Anchor Investors incentives. Shortly thereafter the Company will also be filing an amended Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2021, which will contain amended unaudited interim financial statements with the correct accounting and disclosures related to the Anchor Investors incentives.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum, LLP, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 8, 2022

JATT ACQUISITION CORP

By:	/s/ Verender S. Badial
Name:	Verender S. Badial
Title:	Chief Financial Officer